UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

METHODE ELECTRONICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33731	36-2090085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 West Bryn Mawr Avenue
Chicago, Illinois		60631-3518
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 867-6777

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	MEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2025, Methode Electronics, Inc. (“Methode” or the “Company”) announced that Andrea J. Barry, Chief Administrative Officer and Chief Human Resources Officer of the Company, will step down from those positions effective January 31, 2025. Ms. Barry will remain an employee of the Company through May 3, 2025 (the “Separation Date”) as a special advisor to the Company’s General Counsel. In connection with her separation from the Company, the Company and Ms. Barry have entered into a Separation Agreement dated as of January 29, 2025 (the “Separation Agreement”).

Subject to the terms and conditions of the Separation Agreement, following the Separation Date, Ms. Barry will be entitled to six months of severance pay in the total amount of $283,500, less applicable withholding taxes and deductions, as well as COBRA premiums for twelve months following the separation. Under the terms of her September 2023 Retention Award Agreement (described in the Company’s Current Report on Form 8-K filed September 18, 2023), Ms. Barry will also be entitled to a cash payment of $750,000 at the time of her separation. She will remain eligible for any vesting under the Restricted Stock Unit Award Agreement dated July 25, 2024 (described in the Company’s Current Report on Form 8-K filed July 29, 2024), the 2020 Long-Term Performance-Based Award Agreement effective as of September 27, 2020 and the 2020 Long-Term Time-Based Award Agreement effective as of September 27, 2020 (each of which is described in more detail in the Company’s Proxy Statements on Schedule 14A) in accordance with the terms of the applicable agreements. The Separation Agreement includes standard releases and cooperation covenants.

The foregoing is a summary description of certain terms of the Separation Agreement and does not purport to be complete, and it is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 8.01 Other Events

On January 30, 2025, the Company announced the hiring of Karen Keegans as Chief Human Resources Officer, effective February 3, 2025. A copy of the press release announcing Ms. Keegans’ hiring is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

d)
Exhibits:

Exhibit Number	Description
10.1	Separation Agreement between Methode Electronics, Inc. and Andrea J. Barry
99.1	Press Release dated January 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Methode Electronics, Inc.

Date:	January 30, 2025	By:	/s/ Laura Kowalchik
Laura Kowalchik Chief Financial Officer